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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) June 19, 1998

SOUTHERN PACIFIC SECURED ASSETS CORP. (as seller under a Pooling and Servicing Agreement dated as of June 1, 1998 providing for, inter alia, the issuance of Mortgage Loan Asset-Backed Pass-Through Certificates, Series 1998-2)


                      SOUTHERN PACIFIC SECURED ASSETS CORP.
             (Exact name of registrant as specified in its charter)

         CALIFORNIA                 333-52577                33-0659688
         ----------                 ---------                ----------
(State or Other Jurisdiction        (Commission              (I.R.S. Employer
of Incorporation)                   File Number)             Identification No.)


4949 Meadows Road, Suite 600
Lake Oswego, Oregon                                           97035
-------------------                                           -----
(Address of Principal                                        (Zip Code)
Executive Offices)


Registrant's telephone number, including area code, is (503) 684-4700


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Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibits:

         1. Pooling and Servicing Agreement, dated as of June 1, 1998 among Southern Pacific Secured Assets Corp. as company, Southern Pacific Funding Corporation, as master servicer, and Norwest Bank Minnesota, N.A., as trustee.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         SOUTHERN PACIFIC SECURED ASSETS
                                         CORP.


                                         By:/s/ James L. Smith
                                            ------------------
                                         Name:  James L. Smith
                                         Title: Director


Dated: July 15, 1998

                                  EXHIBIT INDEX


                             Item 601 (a) of               Sequentially
Exhibit                      Regulation S-K                Numbered
Number                       Exhibit No.                   Description
------                       -----------                   -----------

1                               4                          Pooling and Servicing
                                                           Agreement

                                    EXHIBIT 4

        THE MORTGAGE LOAN SCHEDULES HAVE BEEN FILED IN PAPER PURSUANT TO
           A CONTINUING HARDSHIP EXEMPTION, AS PROVIDED IN RULE 202 OF
                                 REGULATION S-T